                                                                     EXHIBIT 20


               TOYOTA MOTOR CREDIT CORPORATION
 SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST
         DISTRIBUTION DATE OF SEPTEMBER 15, 2000 FOR THE
    COLLECTION PERIOD AUGUST 1, 2000 THROUGH AUGUST 31, 2000

------------------------------------------------------------------------------------------------------------------------
                                                                                 Class A-1              Class A-2
                                                                                 ---------              ---------
                                                           Total                  Balance                Balance
------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                   $1,479,185,000.00         $374,106,000.00       $305,000,000.00
  Receivables Pool Balance                             $1,524,932,796.00
  Principal Factor                                            1.00000000              1.00000000            1.00000000
  Rate                                                                                  6.83375%                7.120%
  Targeted Maturity Date                                                           July 15, 2001     December 15, 2002
  Number of Contracts                                             98,405
  Weighted Average Coupon                                         10.51%
  Weighted Average Remaining Term                                  55.70 months
  Servicing Fee Rate                                               1.00%


POOL DATA - PRIOR MONTH
  Securities Balance                                   $1,381,310,697.37         $276,231,697.37       $305,000,000.00
  Receivables Pool Balance                             $1,427,058,493.37
  Securities Pool Factor                                      0.93383228              0.73837815            1.00000000
  Number of Contracts                                             95,123
  Weighted Average Coupon                                         10.51%
  Weighted Average Remaining Term                                  53.99 months
  Precompute and Simple Interest Advances                  $3,007,419.70
  Payahead Account Balance                                   $328,808.89
  Supplemental Servicing Fee Received                         $83,959.70
  Interest Shortfall                                               $0.00                   $0.00                 $0.00
  Principal Shortfall                                              $0.00                   $0.00                 $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                   $1,338,500,721.50         $233,421,721.50       $305,000,000.00
  Receivables Pool Balance                             $1,384,248,517.50
  Securities Pool Factor                                      0.90489068              0.62394541            1.00000000
  Number of Contracts                                             93,646
  Weighted Average Coupon                                         10.51%
  Weighted Average Remaining Term                                  53.11 months
  Precompute and Simple Interest Advances                  $3,495,754.52
  Payahead Account Balance                                   $314,158.46
  Supplemental Servicing Fee Received                         $93,477.45
  Interest Shortfall                                               $0.00                   $0.00                 $0.00
  Principal Shortfall                                              $0.00                   $0.00                 $0.00
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                     Class A-3             Class A-4
                                                                     ---------             ---------
                                                                      Balance               Balance
----------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                                $523,000,000.00        $277,079,000.00
  Receivables Pool Balance
  Principal Factor                                                       1.00000000             1.00000000
  Rate                                                                       7.180%                 7.210%
  Targeted Maturity Date                                            August 15, 2004         April 15, 2007
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate


POOL DATA - PRIOR MONTH
  Securities Balance                                                $523,000,000.00        $277,079,000.00
  Receivables Pool Balance
  Securities Pool Factor                                                 1.00000000             1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                                          $0.00                  $0.00
  Principal Shortfall                                                         $0.00                  $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                                $523,000,000.00        $277,079,000.00
  Receivables Pool Balance
  Securities Pool Factor                                                 1.00000000             1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                                          $0.00                  $0.00
  Principal Shortfall                                                         $0.00                  $0.00
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
RESERVE FUND
  Initial Deposit Amount                                                                     $3,812,332.00
  Specified Reserve Fund Percentage                                                                  0.75%
  Specified Reserve Fund Amount                                                             $10,381,863.88
  Specified Reserve Fund Percentage (IF CONDITION i OR ii MET)                                       5.50%
  Specified Reserve Fund Amount (IF CONDITION i OR ii MET)                                  $73,617,539.68

  Beginning Balance                                                                         $10,702,938.70
  Total Withdraw                                                                                     $0.00
  Amount Available for Deposit to the Reserve Fund                                           $3,418,183.20
  Reserve Fund Balance Prior to Release                                                     $14,121,121.90
  Reserve Fund Required Amount                                                              $10,381,863.88
  Reserve Fund Release to Seller                                                             $3,739,258.02
  Ending Reserve Fund Balance                                                               $10,381,863.88
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS

                                                                   Vehicles          Amount
                                                                   --------          ------
  Liquidated Contracts                                                53
                                                                      --
  Gross Principal Balance of Liquidated Receivables                                $643,764.13
  Net Liquidation Proceeds Received During the Collection Period                  ($451,316.67)
  Recoveries on Previously Liquidated Contracts                                        ($87.00)
                                                                                ---------------
  Aggregate Credit Losses for the Collection Period                                $192,360.46
                                                                                ---------------
  Cumulative Credit Losses for all Periods                            61           $200,694.49
                                                                      --        ---------------
  Repossessed in Current Period                                       120
                                                                      ---

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                        Charge-Off Rate
    Second Preceding Collection Period                                                            0.00%
    First Preceding Collection Period                                                             0.01%
    Current Collection Period                                                                     0.16%

CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                               0.06%
Charge-off Rate Indicator (greater than 1.25%)                                        CONDITION NOT MET
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS

                                           Percent   Contracts     Percent          Amount
                                           -------   ---------     -------          ------
  31-60 Days Delinquent                     1.77%       1,657       1.60%       $21,439,235.18
  61-90 Days Delinquent                     0.24%         229       0.23%        $3,059,202.67
  Over 90 Days Delinquent                   0.12%         111       0.11%        $1,468,123.32
                                                     ---------                  --------------
  Total Delinquencies                                   1,997                   $25,966,561.17
                                                     =========                  ==============
  Repossessed Vehicle Inventory                           176 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                            0.00%
    First Preceding Collection Period                                                             0.22%
    Current Collection Period                                                                     0.36%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                               0.19%
Delinquency Percentage Indicator (greater than 1.25%)                                 CONDITION NOT MET
--------------------------------------------------------------------------------------------------------

                   TOYOTA MOTOR CREDIT CORPORATION
    SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST
            DISTRIBUTION DATE OF SEPTEMBER 15, 2000 FOR THE
       COLLECTION PERIOD AUGUST 1, 2000 THROUGH AUGUST 31, 2000

-----------------------------------------------------------------------------------------------------------------------
                                                                                   Class A-1              Class A-2
                                                                                   ---------              ---------
                                                           Total                    Balance                Balance
-----------------------------------------------------------------------------------------------------------------------
COLLECTIONS
Principal Payments Received                               $42,166,211.74
  Interest Payments Received                              $12,526,024.84
  Net Precomputed Payahead Amount                             $14,650.43
  Aggregate Net Liquidation Proceeds Received                $451,403.67
  Principal on Repurchased Contracts                               $0.00
  Interest on Repurchased Contracts                                $0.00
                                                          --------------
  Total Collections                                       $55,158,290.68
  Net Simple Interest Advance Amount                         $465,204.17
  Net Precomputed Advance Amount                              $23,130.65
                                                          --------------
  Total Available Amount                                  $55,646,625.50

AMOUNTS DUE
  Servicing Fee                                            $1,189,215.41
  Accrued and Unpaid Interest                              $8,229,251.02
  Principal                                               $42,809,975.87
  Reserve Fund                                             $3,418,183.20
                                                          --------------
  Total Amount Due                                        $55,646,625.50

ACTUAL DISTRIBUTIONS
  Servicing Fee                                            $1,189,215.41
  Interest                                                 $8,229,251.02           $1,625,518.03         $1,809,666.67
  Principal                                               $42,809,975.87          $42,809,975.87                 $0.00
  Reserve Fund                                             $3,418,183.20          --------------         -------------
  Total Amount Distributed                                $55,646,625.50          $44,435,493.90         $1,809,666.67
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                  Class A-3             Class A-4
                                                                  ---------             ---------
                                                                   Balance               Balance
--------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts
  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount
  Total Available Amount

AMOUNTS DUE
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Fund
  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                                         $3,129,283.33          $1,664,782.99
  Principal                                                                $0.00                  $0.00
  Reserve Fund
                                                                   -------------          -------------
  Total Amount Distributed                                         $3,129,283.33          $1,664,782.99
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

PRECOMPUTED CONTRACTS
   Scheduled Principal Collections                                                         $1,232,469.28
   Prepayments in Full                                        102 contracts                  $659,765.13
   Repurchased Receivables Principal                                                               $0.00
   Payments Behind/Ahead on Repurchased Receivables                                                $0.00
   Total Collections                                                                       $2,323,910.85
   Advances - Reimbursement of Previous Advances                                                   $0.00
   Advances - Current Advance Amount                                                          $23,130.65
   Payahead Account - Payments Applied                                                        $14,650.43
   Payahead Account - Additional Payaheads                                                         $0.00

 SIMPLE INTEREST CONTRACTS
   Collected Principal                                                                    $22,646,779.29
   Prepayments in Full                                       1322 contracts               $17,627,198.04
   Collected Interest                                                                     $12,094,348.40
   Repurchased Receivables Principal                                                               $0.00
   Repurchased Receivables Interest                                                                $0.00
   Advances - Reimbursement of Previous Advances                                                   $0.00
   Advances - Current Advance Amount                                                         $465,204.17
--------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Robert Woodie
-------------------------
Robert Woodie
National Treasury Manager


                                                        Page 2